ANGEL OAK MULTI-STRATEGY INCOME FUND
ANGEL OAK FINANCIALS INCOME FUND
ANGEL OAK HIGH YIELD OPPORTUNITIES FUND
ANGEL OAK ULTRASHORT INCOME FUND

each, a series of Angel Oak Funds Trust (the “Trust”)

October 14, 2020

Supplement to the Prospectus and Statement of Additional Information (“SAI”), as applicable, each dated May 31, 2020

This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Prospectus

Effective immediately, the “Conversion of Class C Shares” subsection under the “Account and Transaction Policies” section of the Prospectus, is deleted in its entirety and replaced with the following:

Effective on or about December 1, 2020 (the “Class C Conversion Date”), all Class C shares of a Fund that were purchased eight years or more prior to the Class C Conversion Date will automatically convert to Class A shares of the same Fund. After the Class C Conversion Date, all Class C shares of a Fund held in accounts directly with the Fund’s transfer agent will automatically convert to Class A shares of the same Fund on or about the first business day of the month following the eight-year anniversary of purchase. After the Class C Conversion Date, all Class C shares of a Fund held through a financial intermediary (subject to the exceptions noted below) will automatically convert to Class A shares of the same Fund following the eight-year anniversary of purchase. Although the timing of this conversion may differ from the timing stated above, it is expected to occur during the month following the eight year anniversary of purchase. Such conversions will be effected on the basis of the relative net asset values of the Class C and Class A shares involved in the conversion. When Class C shares convert, any other Class C shares that were acquired by the shareholder by the reinvestment of dividends or distributions will also convert to Class A shares on a pro rata basis. Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Funds’) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account in certain instances do not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Effective immediately, the following is added to “Appendix A–Waivers and Discounts Available from Intermediaries” of the Prospectus:

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund.
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.
Shares purchased using the proceeds of redemptions from a Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in a Fund’s Class C Shares will have their share converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C shares Available at Baird
Shares sold due to death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in a Fund’s Prospectus.
Shares bought due to returns of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in a Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
Breakpoints as described in this Prospectus.
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird.  Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Funds through Baird, over a 13-month period of time.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures

All other sales charge waivers and reductions described elsewhere in the Funds’ Prospectus or SAI still apply.

SAI

Effective October 6, 2020, John Hsu has replaced Lu Chang as Secretary of the Trust.

Accordingly, all references to Lu Chang are hereby removed from the SAI and replaced with references to John Hsu.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
John Hsu 1965	Secretary	Since 2020; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors (since 2020), Head of Treasury Strategies, Angel Oak Capital Advisors (since 2018), Head of Capital Markets, Angel Oak Capital Advisors (2014-2018).

Please retain this Supplement with your Prospectus and SAI for future reference.